UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

CELLULAR BIOMEDICINE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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The letter attached below was distributed on August 12, 2020 by Cellular Biomedicine Group, Inc. to its employees.

CBMG CEO Letter to Employees

RE: CBMG to be Acquired by the Consortium

Dear Colleagues:

I’m writing to you today with important news. Following careful deliberation by a special committee of the Board of Directors comprised solely of independent and disinterested directors of the Company, we have entered into an agreement to be acquired by a consortium consisting of myself, certain other members of CBMG management (Yihong Yao, Li (Helen) Zhang and Chengxiang (Chase) Dai), Dangdai International Group Co., Limited, Mission Right Limited, Wealth Map Holdings Limited, Earls Mill Limited, OPEA SRL, Maplebrook Limited, Full Moon Resources Limited, Viktor Pan, Zheng Zhou, Yunfeng Fund III, L.P., TF Capital Fund III L.P., and Velvet Investment Pte. Ltd. (the “Consortium”). This is an exciting milestone in our history and will give us the expertise and resources needed to position CBMG for long-term success.

We are confident and assured that, subject to the completion of the transaction, the Consortium is the right partner to position CBMG for future growth. Following the closing of the transaction, we will retain the CBMG name, and will continue with business as usual. As a private company, we will have access to the resources and long-term commitment needed to better pursue new capital investment in existing assets and targeted acquisition opportunities as our sector continues to evolve, including further geographic and product diversification.

Your talent, dedication and commitment have been, and will continue to be, a driving force behind both our success to date and the Consortium’s interest in CBMG. You have done outstanding work in building our company and today’s announcement represents clear recognition of that work. While this announcement is exciting, it is only the first step in the process, and I ask that you continue to focus on your daily responsibilities and on achieving your research and development goals. For now, our operations will continue to function as usual and there will be no impact on your day-to-day responsibilities. I would like to emphasize that there are no plans for any closures or relocations, and the Consortium is committed to continuing to offer compensation and benefits that are comparable and competitive in the markets in which we operate. Your executive leadership team remains fully committed to our future success, and we’re excited for this new chapter in the history of CBMG. We look forward to working with the Consortium to continue to grow our company, which we believe will lead to exciting new opportunities for our employees.

The transaction is subject to shareholder and regulatory approvals and other customary closing conditions and is expected to close in the fourth quarter of 2020. In the meantime, I would like to emphasize that, as always, our commitment to excellence should be our top priority, and we need to stay focused on our everyday duties and responsibilities. We will continue to keep you informed throughout the process and communicate any important developments.

Should you have additional questions, please feel free to reach out to senior leadership, including your Business Unit Manager, or email Jessie.Shen@cellbiomedgroup.com

If you receive any inquiries from collaborators or suppliers related to the announcement, please refer them to your Business Unit Manager. If a member of the media contacts you, please do not comment and pass on their details to Wang Qing at Qing.Wang@cellbiomedgroup.com.

Thank you again for everything you do for CBMG and for your continued commitment to development and operational excellence. I believe this opportunity will help us continue our legacy and I believe in all of you. I look forward to working with you and achieving great things together in this next chapter of our company’s history.

Sincerely,

Tony

Important Information for Investors and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CBMG. In connection with the proposed transaction, CBMG intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies from CBMG’s stockholders for the proposed transaction, and CBMG and certain other persons, including Parent, intend to file a Schedule 13E-3 transaction statement with the SEC. The Company will mail to each stockholder entitled to vote at the special meeting the definitive proxy statement, which will contain important information about the proposed transaction and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF CBMG ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CBMG, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders may obtain free copies of the proxy statement and other documents (when available) that CBMG files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by CBMG will also be available free of charge on CBMG’s website at https://www.cellbiomedgroup.com or by directing a request to Cellular Biomedicine Group, Inc., Attn: Derrick C. Li, Head of Strategy and Investor Relations, CBMG or by calling (301) 825 5320.

Participants in the Solicitation

CBMG and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from CBMG’s stockholders in connection with the proposed transaction. Information regarding the ownership of CBMG securities by CBMG’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about CBMG’s directors and executive officers is also available in CBMG’s proxy statement for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020 and is supplemented by other filings made, and to be made, with the SEC by CBMG. Additional information regarding persons who may be deemed participants in the solicitation of proxies from CBMG’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement described above when it is filed with the SEC. These documents are or will be available free of charge as described above.

Forward Looking Statements

Statements in this communication relating to plans, strategies, specific activities, and other statements that are not descriptions of historical facts, including our statements regarding enrollment of clinical trial patients and expectations relating to the development, safety and efficacy of our drugs, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include any risks detailed from time to time in CBMG’s reports filed with the Securities and Exchange Commission, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, including risks relating to the impact of the COVID-19 pandemic on our operations, including risks associated with the evolving COVID-19 pandemic and actions taken in response to it. Generally, the words “believes,” “anticipates,” “may,” “will,” “should,” “could,” “expect,” “plans,” “intend,” “estimate,” “projects,” “presents,” “potential,” “continue” and similar expressions or the negative thereof or comparable terminology are intended to identify forward-looking statements. Such forward-looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for CBMG and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of CBMG and are subject to significant risks and uncertainties outside of CBMG’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of CBMG’s stockholders to adopt the Merger Agreement; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at CBMG; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals for the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on the Company’s credit rating; and other risks described in CBMG’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. These statements reflect our current views with respect to future events or to our future activities and involve known and unknown risks, uncertainties and other factors which may cause our actual activities, actions or achievements to be materially different from any future activities, actions or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, CBMG does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.